UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

[The following email was sent to employees of Alaska Communications Systems Group, Inc. on January 4, 2021.]

Good morning,

I’m writing to share an update with you on our company transaction.

Today Alaska Communications announced that it entered into a definitive agreement under which an affiliate of ATN International, Inc. will acquire 100% of our company’s shares for $3.40 per share in cash. Our Board made the decision to terminate the previously announced agreement with Macquarie Capital and GCM Grosvenor and enter into the agreement with ATN in recognition of the superior offer from ATN. For details on the specifics of the transaction with ATN, please see our press release.

Who is ATN International?

ATN is a publicly traded company with a focus on communications services. If the transaction is completed, we will be a privately held company owned by ATN, with more resources to invest in our network, employees and customers. ATN has a strong track record in communications services and is committed to continued investment to strengthen infrastructure and advance technology-driven offerings. Their business culture and history are a great fit for Alaska Communications.

Why did the board make this change?

Today’s news – and the entire acquisition process that resulted in our agreement with ATN – is the product of the strong business we have created. I would like to take a moment to recap how we got to this point. As you remember, back in early November, we entered into a merger agreement with Macquarie and GCM where they offered $3.00 per share. As a publicly traded company, we had a fiduciary obligation to our stockholders to seek the highest value for our company. Accordingly, we embarked on a “go-shop” process to see if there were other interested parties that would offer a superior price. After multiple rounds of bidding, our board deemed ATN’s ultimate offer of $3.40 per share to be superior to Macquarie and GCM’s most recent proposal of $3.26 per share.

Our transaction with ATN is subject to stockholder approval, regulatory approval and other customary conditions, and we expect this process to take some time. I’m committed to keeping you informed along the way.

I know you probably have questions.

What to expect next

We will be able to share more details once we have filed the proxy statement relating to shareholder approval. We expect that to happen by late January. We’ll share an update with you and host an all-employee Teams event around that time.

In the meantime, you can find FAQs on Connect.

I know this process has been intense, and I want to thank you again for your focus on our business during this time and the incredible commitment you continue to demonstrate every day to our customers and each other. By becoming a private company, we will have more resources to invest in our network, employees and company. The future is bright for Alaska Communications.

Thank you,

Bill Bishop

About ATN International, Inc.

ATN International, Inc. (Nasdaq: ATNI), headquartered in Beverly, Massachusetts, invests in and operates communications and technology businesses in the United States and internationally, including the Caribbean region, with a particular focus on markets with a need for significant infrastructure investments and improvements. Our operating subsidiaries today primarily provide: (i) advanced wireless and wireline connectivity to residential and business customers, including a range of high speed internet services, mobile wireless solutions, video services and local exchange services, and (ii) wholesale communications infrastructure services such as terrestrial and submarine fiber optic transport, communications tower facilities, managed mobile networks, and in-building systems. For more information, please visit www.atni.com.

About Alaska Communications

Alaska Communications Systems Group, Inc. (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

About Freedom 3 Capital

Freedom 3 Capital (“F3C”) invests in companies at inflection points. We help middle-market companies address strategic growth opportunities by delivering unique capital solutions.  Our investment process provides F3C the flexibility to tailor investment structures to the industry dynamics, the company’s specific requirements and the management team and owners’ long-term business objectives. Beyond the value of our capital, we believe our private equity approach to credit investing creates valuable, lasting partnerships with stakeholders and management teams.  F3C is currently investing out of Fund 4 with offices in New York and Kansas City.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by an entity held by ATN and F3C, whereby the Company will become a wholly owned subsidiary of an entity held by ATN and F3C (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Project 8 Buyer, LLC, (“Parent”), and Project 8 MergerSub, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

Participants in the Solicitation

The Company and ATN and certain of their directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Information about ATN directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in Alaska Communications proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on August 6, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.

[The following “frequently asked questions” document was shared with employees of Alaska Communications Systems Group, Inc. on January 4, 2021.]

Employee Questions and Answers

Below, please find more information about the acquisition of Alaska Communications by ATN International, Inc. Please continue to send in questions you or your friends and family have to EmployeeQuestions@acsalaska.com or post them to the Water Cooler. We will use your input to update this Q&A regularly. We have organized questions into categories to make it easier to find information. New questions will be added to the top of each section.

GENERAL QUESTIONS

What’s happening?

We have entered into a definitive agreement providing for ATN International to acquire 100 percent of our company for $3.40 per share in cash. We have terminated the previous agreement with Macquarie and GCM.

This transaction, which represents a significant increase in value from our previously announced transaction with Macquarie and GCM, is a testament to your hard work and dedication. We are confident that the proposed acquisition by ATN will position our company for long-term growth, benefiting you, our customers and business partners.

Who is ATN International?

ATN is a publicly traded company with a strong track record in communications services and is committed to continued investment to strengthen infrastructure and advance technology-driven offerings. ATN owns and operates communications services companies in the United States and Caribbean, and partner with local management and operating teams, including unionized workforce, in many of its markets. ATN’s business culture and history are a great fit for Alaska Communications.

EMPLOYEE QUESTIONS

How is this deal different from the transaction with Macquarie and ATN?

The transaction with ATN provides an increase of $0.14 per share in cash to our stockholders over the most recent proposed transaction with Macquarie and GCM and will be subject to fewer regulatory approvals. The other key terms of the transaction are substantially the same.

What is the timing for the deal?

The transaction is subject to the approval of the Company’s stockholders, regulatory approvals and other customary closing conditions. The timing of the transaction will depend on the process for these approvals and conditions. At this time, our best estimate is that the acquisition by ATN will be completed in the second half of 2021.

What can we expect until the transaction is finalized?

Until the transaction is completed, there will be no change in your day-to-day responsibilities or reporting lines. For now, it remains business as usual at Alaska Communications. We are committed to being as transparent as possible throughout this process. We will continue to proactively communicate with you as we have more information and updates to share.

What happens to my company stock once the deal closes?

Company stock will be sold to a newly formed entity controlled by ATN International at a price of $3.40 per share, representing an increase of $0.14 per share over the most recent proposed transaction with Macquarie and GCM. That means that as a stockholder, you will get cash if the transaction closes.

What happens to my unvested stock once the deal closes?

For most employees, unvested stock will vest at closing.

Can people buy stock between now and when the deal closes?

The stock will continue to trade in public markets until such time as the transaction closes. Please note that the company stock trading policies and procedures (including any blackout periods) will remain in effect between now and then.

What are the tax implications for those of us with company stock?

You will need to consult with your tax advisor regarding your own tax matters.

UNION QUESTIONS

Does the Union need to approve this?

No, the Union does not have to approve this transaction.

Will we still have a unionized workforce?

Yes.

2

What does this mean for the Union?

We believe this transaction with ATN will provide us with additional resources to invest in our network, customers, and employees, including our Union employees. With additional capital to continue to build out our network will come additional opportunities for job advancement and employee growth.

Does ATN have experience working with unions?

ATN works with local unions in Bermuda and Guyana, and a chapter of a national union with their employee base in the U.S. Virgin Islands. ATN believes it has a good relationship with all its employees, including its union employees.

What if I’m approached by the media?

Do not comment on the transaction. Please forward all inquiries to Heather Marron at Heather.Marron@acsalaska.com.

What if I’m approached by investors?

Do not comment on the transaction. Please forward all investor inquiries to Tiffany Smith at Tiffany.Smith@acsalaska.com.

About ATN International, Inc.

ATN International, Inc. (Nasdaq: ATNI), headquartered in Beverly, Massachusetts, invests in and operates communications and technology businesses in the United States and internationally, including the Caribbean region, with a particular focus on markets with a need for significant infrastructure investments and improvements. Our operating subsidiaries today primarily provide: (i) advanced wireless and wireline connectivity to residential and business customers, including a range of high speed internet services, mobile wireless solutions, video services and local exchange services, and (ii) wholesale communications infrastructure services such as terrestrial and submarine fiber optic transport, communications tower facilities, managed mobile networks, and in-building systems. For more information, please visit www.atni.com.

About Alaska Communications

Alaska Communications Systems Group, Inc. (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

About Freedom 3 Capital

Freedom 3 Capital (“F3C”) invests in companies at inflection points. We help middle-market companies address strategic growth opportunities by delivering unique capital solutions.  Our investment process provides F3C the flexibility to tailor investment structures to the industry dynamics, the company’s specific requirements and the management team and owners’ long-term business objectives. Beyond the value of our capital, we believe our private equity approach to credit investing creates valuable, lasting partnerships with stakeholders and management teams.  F3C is currently investing out of Fund 4 with offices in New York and Kansas City.

3

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by an entity held by ATN and F3C, whereby the Company will become a wholly owned subsidiary of an entity held by ATN and F3C (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Project 8 Buyer, LLC, (“Parent”), and Project 8 MergerSub, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

Participants in the Solicitation

The Company and ATN and certain of their directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Information about ATN directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in Alaska Communications proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on August 6, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

4

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.

5

[The following “talking points” document was shared with employees of Alaska Communications Systems Group, Inc. on January 4, 2021.]

Alaska Communications and ATN International
Sales and Service Delivery Talking Points

As a customer-facing employee in sales and service delivery, you’ll likely receive questions about our recent news. Below, please find talking points about the changes coming to Alaska Communications.

If you receive questions that are not on this list and need assistance, please speak to your supervisor or email EmployeeQuestions@acsalaska.com.

PRIMARY CUSTOMER QUESTIONS

What’s happening?

We have entered into a definitive agreement providing for ATN International to acquire 100 percent of our company for $3.40 per share in cash. We have terminated the previous agreement with Macquarie and GCM.

This transaction represents a significant increase in value from our previously announced transaction with Macquarie and GCM. We are confident that the proposed acquisition by ATN will position our company for long-term growth, benefiting our customers and business partners.

Will there be changes to the services you offer?
No. We will continue to provide broadband and managed IT services to consumers, small businesses and enterprise and carrier customers. At the same time, we will be able to expand our capabilities and bring new products and services to market faster.

As a customer, how does this impact me (or my business)?
You shouldn’t see any changes. It will be business as usual. At the same time, we will be able to invest more in our network and bring new services to market over time.

COMPANY QUESTIONS

Will you still be my sales rep/client account manager?

Yes. We don’t expect there to be any staffing changes as a result of this transaction and things will be business as usual. We look forward to continuing to serve you.

Will your name or brand change?
No. We will continue to be Alaska Communications. Our operations and most of our employees will continue to be based in Alaska. We are known for being local, reliable, trustworthy and providing good customer service. That’s who we are and will always be.

I/we like doing business with Alaska companies. Does this mean you’re no longer an Alaska company?
We are still an Alaska company. We operate primarily in Alaska, our people mostly live in Alaska and our leadership team has deep Alaska roots. We are currently owned by shareholders all over the country, now we will be owned by ATN.

Will you still have a unionized workforce?
Yes.

Will my internet service get better?
We are continuing to invest in our network to bring higher speeds and enhanced services. If the deal closes, we look forward to being able to accelerate plans to invest in our broadband and managed IT services.

Will you be investing in your network?
We are continuing to invest in our network to bring higher speeds and enhanced services. If the deal closes, we look forward to being able to accelerate plans to invest in our broadband and managed IT services.

TRANSACTION & STOCK QUESTIONS

What is ATN International?

ATN is a publicly traded company with a focus on communications services. If the transaction is completed, we will be a privately held company owned by ATN, with more resources to invest in our network, employees and customers. ATN has a strong track record in communications services and is committed to continued investment to strengthen infrastructure and advance technology-driven offerings. Their business culture and history are a great fit for Alaska Communications.

What is the timing for the deal?
The transaction is subject to the approval of the Company’s stockholders, regulatory approvals and other customary closing conditions. The timing of the transaction will depend on the process for these approvals and conditions. At this time, our best estimate is that the acquisition by ATN will be completed in the second half of 2021.

What happens after the deal closes?
We will continue to focus on our customers. It will be business as usual.

I’m an ALSK stockholder. What happens to my stock once the deal closes?

Company stock will be sold to ATN International at a price of $3.40 per share, representing an increase of $0.14 per share over the most recent proposed transaction with Macquarie and GCM. That means that as a stockholder, you will get cash if the transaction closes.

About ATN International, Inc.

ATN International, Inc. (Nasdaq: ATNI), headquartered in Beverly, Massachusetts, invests in and operates communications and technology businesses in the United States and internationally, including the Caribbean region, with a particular focus on markets with a need for significant infrastructure investments and improvements. Our operating subsidiaries today primarily provide: (i) advanced wireless and wireline connectivity to residential and business customers, including a range of high speed internet services, mobile wireless solutions, video services and local exchange services, and (ii) wholesale communications infrastructure services such as terrestrial and submarine fiber optic transport, communications tower facilities, managed mobile networks, and in-building systems. For more information, please visit www.atni.com.

About Alaska Communications

Alaska Communications Systems Group, Inc. (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

About Freedom 3 Capital

Freedom 3 Capital (“F3C”) invests in companies at inflection points. We help middle-market companies address strategic growth opportunities by delivering unique capital solutions.  Our investment process provides F3C the flexibility to tailor investment structures to the industry dynamics, the company’s specific requirements and the management team and owners’ long-term business objectives. Beyond the value of our capital, we believe our private equity approach to credit investing creates valuable, lasting partnerships with stakeholders and management teams.  F3C is currently investing out of Fund 4 with offices in New York and Kansas City.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by an entity held by ATN and F3C, whereby the Company will become a wholly owned subsidiary of an entity held by ATN and F3C (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Project 8 Buyer, LLC, (“Parent”), and Project 8 MergerSub, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

Participants in the Solicitation

The Company and ATN and certain of their directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Information about ATN directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in Alaska Communications proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on August 6, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.

[The following “frequently asked questions” document was shared with customers of Alaska Communications Systems Group, Inc. on January 4, 2021.]

Customer FAQ for Alaska Communications Website

What’s happening?

We have entered into a definitive agreement providing for ATN International to acquire 100 percent of our company for $3.40 per share in cash. We have terminated the previous agreement with Macquarie and GCM.

This transaction represents a significant increase in value from our previously announced transaction with Macquarie and GCM. We are confident that the proposed acquisition by ATN will position our company for long-term growth, benefiting our customers and business partners.

Will there be changes to the services you offer?

No. We will continue to provide broadband and managed IT services to consumers, small businesses and enterprise and carrier customers. At the same time, we will be able to expand our capabilities and bring new products and services to market faster.

As a customer, how does this impact me (or my business)?

You shouldn’t see any changes. It will be business as usual. At the same time, we will be able to invest more in our network and bring new services to market over time.

Will your name or brand change?

No. We will continue to be Alaska Communications. Our operations and most of our employees will continue to be based in Alaska. We are known for being local, reliable, trustworthy and providing good customer service. That’s who we are and will always be.

About ATN International, Inc.

ATN International, Inc. (Nasdaq: ATNI), headquartered in Beverly, Massachusetts, invests in and operates communications and technology businesses in the United States and internationally, including the Caribbean region, with a particular focus on markets with a need for significant infrastructure investments and improvements. Our operating subsidiaries today primarily provide: (i) advanced wireless and wireline connectivity to residential and business customers, including a range of high speed internet services, mobile wireless solutions, video services and local exchange services, and (ii) wholesale communications infrastructure services such as terrestrial and submarine fiber optic transport, communications tower facilities, managed mobile networks, and in-building systems. For more information, please visit www.atni.com.

About Alaska Communications

Alaska Communications Systems Group, Inc. (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

About Freedom 3 Capital

Freedom 3 Capital (“F3C”) invests in companies at inflection points. We help middle-market companies address strategic growth opportunities by delivering unique capital solutions.  Our investment process provides F3C the flexibility to tailor investment structures to the industry dynamics, the company’s specific requirements and the management team and owners’ long-term business objectives. Beyond the value of our capital, we believe our private equity approach to credit investing creates valuable, lasting partnerships with stakeholders and management teams.  F3C is currently investing out of Fund 4 with offices in New York and Kansas City.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by an entity held by ATN and F3C, whereby the Company will become a wholly owned subsidiary of an entity held by ATN and F3C (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Project 8 Buyer, LLC, (“Parent”), and Project 8 MergerSub, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

2

Participants in the Solicitation

The Company and ATN and certain of their directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Information about ATN directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in Alaska Communications proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on August 6, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

3

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.

4